Exhibit 99.1

Union Pacific Corporation Announces Offers to Exchange
Certain of Its Outstanding Debt Securities for New Notes and Cash

For Immediate Release

Omaha, Neb. – March 8, 2021  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced the commencement of private offers to exchange (1) certain of its outstanding notes and debentures as set forth in the first table below for a combination of new notes due 2036 (the “New 2036 Notes”) and cash (the “2036 Offers”), and (2) certain other of its outstanding notes as set forth in the second table below for a combination of new notes due 2071 (the “New 2071 Notes” and, together with the New 2036 Notes, the “New Notes”) and cash (the “2071 Offers” and, together with the 2036 Offers, the “Exchange Offers”). The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum dated March 8, 2021 (the “Offering Memorandum”), and the related letter of transmittal.  The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes that has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”) or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act (each, an “Eligible Holder”).

The following table sets forth the Existing Notes that are subject to the 2036 Offers:

CUSIP Number	Title of Series	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Aggregate Principal Amount Outstanding	2036 Offers Acceptance Priority Level	Maximum Acceptance Sublimit[4]	Hypothetical Total Exchange Price[1,2,3]
								New Notes Amount	Hypothetical Cash Payment
907818EY0	3.950% Notes due 2028	1.125% UST due February 15, 2031	FIT1	20	$1,500,000,000	1	$550,000,000	$1,000.00	$144.75
907818FB9	3.700% Notes due 2029	1.125% UST due February 15, 2031	FIT1	30	$1,000,000,000	2	$400,000,000	$1,000.00	$128.25
907818CU0	6.250% Debentures due 2034	1.125% UST due February 15, 2031	FIT1	105	$160,068,000	3	N/A	$1,000.00	$396.54
907818CS5	5.375% Debentures due 2033	1.125% UST due February 15, 2031	FIT1	95	$149,687,000	4	N/A	$1,000.00	$294.56
907818BY3	7.125% Debentures due 2028	1.125% UST due February 15, 2031	FIT1	50	$175,560,000	5	N/A	$1,000.00	$318.28

CUSIP Number	Title of Series	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Approximate Aggregate Principal Amount Outstanding (mm)	2036 Offers Acceptance Priority Level	Maximum Acceptance Sublimit[4]	Hypothetical Total Exchange Price[1,2,3]
								New Notes Amount	Hypothetical Cash Payment
907818CF3	6.625% Debentures due 2029	1.125% UST due February 15, 2031	FIT1	60	$398,276,000	6	N/A	$1,000.00	$316.92
1.

To be paid in New 2036 Notes and cash per $1,000 principal amount of Existing Notes accepted for exchange in the 2036 Offers, subject to adjustment as described in the section entitled “Determination of the Total Exchange Price and Exchange Price” in the Offering Memorandum.  Hypotheticals shown for illustrative purposes only.  Prices will be determined at 11:00 a.m., New York City Time, on March 22, 2021 (unless the Early Exchange Date (as defined below) is extended by more than two full business days, in which case a new date and time may be established with respect to the Exchange Offers) (such date and time, as they may be extended, the “Price Determination Date”).  Cash payment includes $50.00 early exchange premium.  Cash payment excludes accrued and unpaid interest, which will be paid in cash in addition to the Total Exchange Price (as defined in the Offering Memorandum) or the Exchange Price (as defined in the Offering Memorandum), as applicable.

2.

See page B-2 of the Offering Memorandum for illustrative examples of the Total Exchange Prices and Exchange Prices for the Existing Notes exchanged pursuant to the 2036 Offers, including the portions thereof payable in New 2036 Notes and cash.

3.

For purposes of determining the principal amount of each series of Existing Notes that will be exchanged pursuant to the 2036 Offers, see the section entitled “The 2036 Offers” in the Offering Memorandum.

4.	Subject to adjustment as described in the section in the Offering Memorandum entitled “The Exchange Offers”.

The following table sets forth the Existing Notes that are subject to the 2071 Offers:

CUSIP Number	Title of Series	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Aggregate Principal Amount Outstanding	2071 Offers Acceptance Priority Level	Maximum Acceptance Sublimit	Hypothetical Total Exchange Price [5,6,7]
								New Notes Amount	Hypothetical Cash Payment
907818EX2	4.800% Notes due 2058	1.625% UST due November 15, 2050	FIT1	115	$76,570,000	1	N/A	$1,000.00	$279.89
907818DT2 907818DS4	4.821% Notes due 2044	1.625% UST due November 15, 2050	FIT1	105	$189,119,000	2	N/A	$1,000.00	$229.33
907818EG9	4.375% Notes due 2065	1.625% UST due November 15, 2050	FIT1	125	$600,000,000	3	N/A	$1,000.00	$182.38
907818DL9	4.300% Notes due 2042	1.625% UST due November 15, 2050	FIT1	90	$222,179,000	4	N/A	$1,000.00	$164.99
907818EW4	4.500% Notes due 2048	1.625% UST due November 15, 2050	FIT1	95	$453,374,000	5	N/A	$1,000.00	$222.54

CUSIP Number	Title of Series	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Approximate Aggregate Principal Amount Outstanding (mm)	2071 Offers Acceptance Priority Level	Maximum Acceptance Sublimit	Hypothetical Total Exchange Price [5,6,7]
								New Notes Amount	Hypothetical Cash Payment
907818DP0	4.250% Notes due 2043	1.625% UST due November 15, 2050	FIT1	90	$212,708,000	6	N/A	$1,000.00	$161.93
907818DZ8	4.150% Notes due 2045	1.625% UST due November 15, 2050	FIT1	90	$350,000,000	7	N/A	$1,000.00	$154.50
907818FC7	4.300% Notes due 2049	1.625% UST due November 15, 2050	FIT1	95	$688,037,000	8	N/A	$1,000.00	$188.89
907818EV6	4.375% Notes due 2038	1.625% UST due November 15, 2050	FIT1	70	$328,249,000	9	N/A	$1,000.00	$181.01
907818EF1	4.050% Notes due 2045	1.625% UST due November 15, 2050	FIT1	98	$499,715,000	10	N/A	$1,000.00	$127.04
907818EJ3	4.050% Notes due 2046	1.625% UST due November 15, 2050	FIT1	100	$600,000,000	11	N/A	$1,000.00	$124.46
907818EN4	4.000% Notes due 2047	1.625% UST due November 15, 2050	FIT1	100	$500,000,000	12	N/A	$1,000.00	$119.57
5.

To be paid in New 2071 Notes and cash per $1,000 principal amount of Existing Notes accepted for exchange in the 2071 Offers, subject to adjustment as described in the section entitled “Determination of the Total Exchange Price and Exchange Price” in the Offering Memorandum.  Hypotheticals shown for illustrative purposes only.  Prices will be determined on the Price Determination Date.  Cash payment includes $50.00 early exchange premium.  Cash payment excludes accrued and unpaid interest, which will be paid in cash in addition to the Total Exchange Price (as defined in the Offering Memorandum) or the Exchange Price (as defined in the Offering Memorandum), as applicable.

6.

See pages B-3 and B-4 of the Offering Memorandum for illustrative examples of the Total Exchange Prices and Exchange Prices for the Existing Notes exchanged pursuant to the 2071 Offers, including the portions thereof payable in New 2071 Notes and cash.

7.

For purposes of determining the principal amount of each series of Existing Notes that will be exchanged pursuant to the 2071 Offers, see the section entitled “The 2071 Offers” in the Offering Memorandum.

Union Pacific will make six separate 2036 Offers to Eligible Holders in an amount that requires no more than an aggregate principal amount of $1,000,000,000 of New 2036 Notes be issued pursuant to the 2036 Offers (the “2036 Offers Limit”).  In addition, Union Pacific will make twelve separate 2071 Offers to Eligible Holders in an amount that requires no more than an aggregate principal amount of $750,000,000 of New 2071 Notes be issued pursuant to the 2071 Offers (the “2071 Offers Limit”). The amounts of each series of Existing Notes that are exchanged in the Exchange Offers will be determined in accordance with the 2036 Offers Limit, in the case of the 2036 Offers, and the 2071 Offers Limit, in the case of the 2071 Offers, and the priorities set forth in the “Acceptance Priority Level” column in the applicable table above and as further detailed in the Offering Memorandum. Union Pacific reserves the right to increase the Exchange Offers Limit and any Maximum Acceptance Sublimit (as defined in the Offering Memorandum) as provided in the Offering Memorandum.

The Exchange Offers are also subject to the satisfaction or waiver of certain conditions, including (i) the condition that, in the case of the 2036 Offers, the amount of Existing Notes validly tendered and not validly withdrawn by the Expiration Date be an amount that requires the issuance of at least $300,000,000 aggregate principal amount of New 2036 Notes in accordance with the terms of the 2036 Offers and, in the case of the 2071 Offers, the amount of Existing Notes validly tendered and not validly withdrawn by the Expiration Date be an amount that requires the issuance of at least $300,000,000 aggregate principal amount of New 2071 Notes in accordance with the terms of the 2071 Offers; (ii) the condition that, in the case of the 2036 Offers, at the Price Determination Date, the yield on the applicable Reference U.S. Treasury Security for a series of Existing Notes tendered pursuant to the 2036 Offers is no greater than 1.95%; (iii) the condition that, in the case of the 2071 Offers, at the Price Determination Date, the yield on the applicable Reference U.S. Treasury Security for a series of Existing Notes tendered pursuant to the 2071 Offers is no greater than 2.65%; and (iv) the condition that, at the Price Determination Date, the combination of the yield of the New Notes that would be issued pursuant to an Exchange Offer and the Total Exchange Price or Exchange Price for the applicable series of Existing Notes would result in such New Notes issued in exchange for such series of Existing Notes and such Existing Notes not being considered “substantially different” under FASB Accounting Standards Codification 470-50.  Further, notwithstanding any other provisions of the Exchange Offers, Union Pacific will not be required to accept any Existing Notes, issue New Notes or pay any cash amounts if, at the Price Determination Date, Union Pacific believes, in its reasonable judgment, that it is highly likely that the exchange of such series of Existing Notes for the Total Exchange Price or the Exchange Price applicable to such series of Existing Notes should not result in a “significant modification” of such series of Existing Notes under applicable U.S. Treasury regulations. Union Pacific’s ability to consummate the 2036 Offers is not contingent on the consummation of, or the satisfaction of any condition required solely with respect to, the 2071 Offers, and its ability to consummate the 2071 Offers is not contingent on the consummation of, or the satisfaction of any condition required solely with respect to, the 2036 Offers.

Eligible Holders of Existing Notes that tender their Existing Notes prior to 5:00 p.m., New York City time, on March 19, 2021, subject to any extension by Union Pacific (the “Early Exchange Date”), and are accepted will receive the Total Exchange Price, which will include an early exchange premium.  Eligible Holders of Existing Notes that tender their Existing Notes after the Early Exchange Date and are accepted will receive the Exchange Price, which will not include any early exchange premium.

The Exchange Offers will expire at 11:59 p.m., New York City time, on April 2, 2021, unless extended or earlier terminated by Union Pacific (the “Expiration Date”).  Tenders of Existing Notes in the Exchange Offers may be validly withdrawn at any time prior to 5:00 p.m.,

New York City time, on March 19, 2021, subject to extension by Union Pacific, but not thereafter, except in certain limited circumstances where additional withdrawal rights are required by law.

The New 2036 Notes will mature on April 6, 2036, and will bear interest at a rate per annum equal to the sum of (i) the bid-side yield on the 1.125% U.S. Treasury Note due February 15, 2031 on the Price Determination Date (based on the bid-side price indicated on the Bloomberg Screen page FIT1 at such date and time), and (ii) 1.20% (120 basis points).  The New 2071 Notes will mature on April 6, 2071, and will bear interest at a rate per annum equal to the sum of (i) the bid-side yield on the 1.625% U.S. Treasury Note due November 15, 2050 on the Price Determination Date (based on the bid-side price indicated on the Bloomberg Screen page FIT1 at such date and time), and (ii) 1.40% (140 basis points).

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers.  Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269-5550 or (800) 676-7437 (toll free) or by email at unp@dfking.com.

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Investor contact is Corrie Shumaker, 402-544-4939.

Media contact is Tim McMahan at 402-544-4286.

Forward-looking Statements

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the

Corporation’s expectations with respect to economic conditions and demand levels, its ability to improve network performance, its results of operations, and potential impacts of the COVID-19 pandemic.  These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2020, which was filed with the Securities and Exchange Commission (“SEC”) on February 5, 2021.  The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.